UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 28, 2000


                            N-Vision Technology, Inc.
              -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


        Delaware                       0-18656                    75-2268672
-------------------------       ------------------------     -------------------
(State of Incorporation)        (Commission File Number)     (IRS Employer
                                                             Identification No.)


                 11931 Wickchester, Suite 201, Houston, TX 77043
                 -----------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 281-556-1375


                             Ponder Industries, Inc.
                 5005 Riverway Dr., Suite 550, Houston, TX 77056
                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

         In connection with the plan of reorganization and merger described in Items 2 and 3 below, on December 19, 2000, control of the Registrant was transferred to the following persons:

               Name                 Shares Beneficially Owned       Percent Held
             --------               -------------------------       ------------
         Joseph T. Kaminski (1)              3,129,484                   24.6%
         Rick E. Trapp                       1,762,288                   13.8%
         Regions Bank                        1,744,625                   13.7%
         Donnie J. Sport                       880,000                    6.9%
         John J. Lennon                        613,500                    4.8%
                                            ----------                  -----
                                             8,129,897                   63.8%
                                             =========                   ====

(1)      includes shares held by various entities controlled by Mr. Kaminski.

         Each of the foregoing shareholders acquired the shares in question pursuant to the terms of the Merger in exchange for shares of N-Vision Technology, Inc.

         Pursuant to the terms of the Merger, the following persons have resigned as directors and officers of the Registrant:

                      Directors                            Officers
                     -----------                          -----------
                     Eugene L. Butler         Eugene L. Butler -  President, CEO
                     Frank J. Wall            Gerald A. Slaughter -Sr. V.P., CFO
                     Joe R. Nemec             Barry Cromeans - V.P., Controller
                     John Roane               Shirley G. Meyer - Secretary
                     Rittie W. Milliman, Sr.
                     John M. Le Seelleur
                     William R. Ziegler
                     Steven A. Webster

        Joseph T. Kaminski, Roger W. Pierce and Dennis A. Gray were appointed as directors of the Registrant and also as Chief Executive Officer, President and Secretary-Treasurer, respectively, of the Registrant.

Item 2. Acquisition or Disposition of Assets

         On December 19, 2000, pursuant to an order confirming the plan of reorganization (the "Plan") of Ponder Industries (the "Registrant" or the "Debtor") and a Plan and Agreement of Merger (the "Merger Agreement") between the Registrant and N-Vision Technology, Inc. ("N-Vision"), (1) the assets of the Registrant were vested in a Liquidating Trust to satisfy all liens, claims and encumbrances of the Registrant, and (2) N-Vision merged with and into the Registrant (the "Merger").

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

         Pursuant to the terms of the Plan and the Merger Agreement, each shareholder of N-Vision received one share of common stock in the merged entity for each share of N-Vision held prior to the Merger, or an aggregate of 10,829,695 shares, each shareholder of the Registrant received one share of common stock in the merged entity for each twenty shares of the Registrant held prior to the Merger, or an aggregate of 476,127 shares, and 1,428,381 shares of common stock were issued to settle unsecured creditors of the Registrant. An additional 750,000 shares of common stock of the merged entity will be held in escrow to pay certain priority claims of the Debtor to the extent those claims are not otherwise satisfied from liquidation proceeds. All previously outstanding warrants and options of the Registrant were cancelled pursuant to the Merger. All previously outstanding warrants and options of N-Vision were assumed by the Registrant. N-Vision has reserved for issuance 600,000 shares in conjunction with various options and 400,000 shares in conjunction with various warrants.

         Pursuant to the terms of the Merger, the Registrant changed its name to N-Vision Technology, Inc., the officers and directors of N-Vision assumed the same positions with the Registrant replacing the prior officers and directors of the Registrant, the Registrant assumed the business plans and operations of N-Vision and the Registrant relocated its executive offices to 11931 Wickchester, Suite 201, Houston, Texas 77043.

         N-Vision is a Holding Company formed in 1999 to capitalize on improving conditions in the Geophysical Service Sector through the acquisition and consolidation of geophysical companies and to leverage the seismic technology of these subsidiaries into oil and gas reserves. N-Vision, in implementation of its plan, has acquired Southern 3D Exploration, Inc., a provider of seismic support services and has formed N-Vision Energy to leverage seismic technology into oil and gas assets. N-Vision Energy is evaluating the acquisition of the exploration assets of various oil companies.

Item 3. Bankruptcy or Receivership

        An Order Confirming Debtor's Second Amended Plan of Reorganization, As Modified of Ponder Industries, Inc. was entered on November 28, 2000 by the United States Bankruptcy Court of the Southern District of Texas, Corpus Christi Division.

         Pursuant to the Order, signed November 28, 2000, filed November 29, 2000, and effective December 19, 2000, (1) all of the assets of Ponder Industries and its subsidiaries are vested in a Liquidating Trust to be administered by a Trustee for liquidation to satisfy liens, claims and encumbrances of the creditors of Ponder Industries, (2) N-Vision Technology, Inc. was merged into Ponder Industries, with the name of Ponder Industries being changed to N-Vision Technology, Inc., and the officers and directors of N-Vision were appointed to replace the officers and directors of Ponder Industries, and
(3) Ponder Industries was dismissed from the bankruptcy proceeding.

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

         Proceeds from liquidation will be applied to pay Administrative Claims, Priority Tax Claims and Allowed Priority Claims, with secured claims being satisfied from collateral and Allowed Convenience Claims to be paid 25% of their claims from the proceeds of the liquidated assets. Allowed General Unsecured Creditors will receive their pro rata share of 1,428,381 shares of N-Vision Technologies common stock. The holders of Ponder Industries common stock will receive one share of N-Vision Technology, Inc. common stock for each twenty shares of Ponder Industries common stock held, or an aggregate of 476,127 shares. N-Vision will set aside 750,000 shares of common stock to be escrowed to pay any deficit in Administrative Claims, Priority Tax Claims and Class 1
Allowed Priority Claims not paid in full with the cash proceeds from the liquidation of Ponder Industries assets.

         On the effective date of the Plan, N-Vision had issued and outstanding a total 12,734,203 shares of common stock, consisting of 10,829,695 shares held by the prior shareholders of N-Vision, 1,428,381 shares issued to the Allowed General Unsecured Creditors of Ponder Industries and 476,127 shares issued to the holders of Ponder Industries common stock. An additional 750,000 shares were reserved for future issuance to satisfy any deficit in Administrative Claims, Priority Tax Claims and Class 1 Allowed Priority Claims. The aggregate total of shares including shares outstanding and reserved for settlement of claims is 13,484,203. No holders of Ponder Industries warrants or options will receive shares, warrants or options. Holders of N-Vision Technology, Inc. warrants or options will continue to hold those warrants and options.

         Following the effective date of the Plan, the Debtor had no assets and no liabilities other than assets and liabilities acquired as a result of the merger with N-Vision. At December 31, 2000, N-Vision had total consolidated assets of $3,140,697, consisting of cash and other current assets of $1,209,521, and equipment and rolling stock utilized in the oil and gas seismic industry of $1,879,553. Liabilities of N-Vision at that date totaled $2,804,857.

Item 7. Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

         It is impractical to provide the required financial statements of N-Vision Technology, Inc. at the time this report is being filed. The required financial statements of N-Vision Technology, Inc. will be filed by amendment to this report within 60 days after the due date of this report.

(b)      Pro Forma Financial Information

         It is impractical to provide the required pro forma financial information at the time this report is being filed. The required pro forma financial information will be filed by amendment to this report within 60 days after the due date of this report.

(c)      Exhibits

          Exhibit
            No.                            Description
          -------                        ----------------
            2.1     Debtor's Second Amended Plan of Reorganization, as Modified,
                    Under Chapter 11 of the United States Bankruptcy Code
            2.2     Plan and Agreement of Merger of Ponder Industries, Inc. and
                    N-Vision Technology, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     N-VISION TECHNOLOGY, INC.


Dated: January 8, 2001                               By: /s/ Joseph T. Kaminski
                                                        ------------------------
                                                         Joseph T. Kaminski
                                                         Chief Executive Officer

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